                                                                    EXHIBIT 10.1


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.




                          SECURED CONVERTIBLE DEBENTURE


THIS SECURED CONVERTIBLE DEBENTURE, dated as of May 30, 2007 (the "Agreement") is made

BETWEEN:

        NAME:       PAUL HUGHES
        ADDRESS:    7288 Beechwood Street
                    Vancouver, B.C., Canada, V6P 5V4
                    (the "LENDER");

AND:

        RECLAMATION CONSULTING AND APPLICATIONS, INC., a company organized under the laws of the State of Colorado, of 940 Calle Amanecer, Suite E, San Clemente, CA 92673 (the "Borrower").


WHEREAS, the Lender is willing to lend to the Borrower FOUR HUNDRED THOUSAND DOLLARS ($400,000) (the "Principal") on the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.    DEFINITIONS

Where used in this Agreement, the following words and phrases shall have the following meaning:

      1.1   "Accredited Investor" has the meaning assigned in subsection 6.2.6;

      1.2   "Act" as the meaning assigned in subsection 6.2.4;

      1.3 "Agreement" means this Secured Convertible Debenture and the schedules hereto, as at any time amended or modified and in effect;

      1.4   "Conversion Amount" has the meaning assigned in subsection 4.1;

      1.5   "Conversion Date" has the meaning assigned in subsection 4.1;

      1.6   "Conversion Notice" has the meaning assigned in subsection 4.1;

      1.7 "Conversion Price" means the lower of (i) $0.20 per share or (i) the simple moving average of the Borrower's common stock on the OTC Bulletin Board over 10 consecutive trading days commencing on May 25, 2007;

      1.8 "Conversion Shares" means shares of Borrower's common stock to be received by Lender pursuant to a conversion under Section 4 of the outstanding balance of Principal and unpaid accrued interest due under this Agreement;

      1.9   "Conversion Warrants" has the meaning assigned in subsection 4.7;

      1.10  "Event of Default" means any event specified in subsection 8.1;

      1.11  "Lender's Security" means the collateral referenced on SCHEDULE D;

      1.12 "Loan" means the loan by the Lender to the Borrower established pursuant to subsection 3.1;

      1.13  "Maturity Date" means November 29, 2008;

      1.14 "Note" means a promissory note to be made by the Borrower to the Lender as evidence of the Loan which shall substantially be in the form set out in SCHEDULE A and "Notes" means the plural thereof;

      1.15 "Principal" means the principal amount of the loan set forth in the Preamble;

      1.16  "Securities" has the meaning assigned in subsection 4.3; and

      1.17  "U.S. Person" has the meaning assigned in subsection 6.2.7.

2.    INTERPRETATION

      2.1   GOVERNING LAW AND VENUE

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

      2.2   SEVERABILITY

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

      2.3   PARTIES IN INTEREST

This Agreement enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.

      2.4   HEADINGS AND MARGINAL REFERENCES

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

      2.5   CURRENCY

All statements of, or references to, dollar amounts in this Agreement means lawful currency of the United States.

3.    THE LOAN

      3.1   ESTABLISHMENT OF THE LOAN

The Lender agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower the Principal as the "Loan." Immediately upon the execution of this Agreement, Lender shall wire the Principal into Borrower's escrow account, using instructions to be provided by the Borrower.

      3.2   EVIDENCE OF INDEBTEDNESS

Indebtedness of the Borrower to the Lender in respect of the Loan will be evidenced by one or more Notes, which will be provided by the Borrower to the Lender within five business days following the date the Loan is advanced under subsection 3.1.

      3.3   INTEREST

The Borrower will pay simple interest to the Lender on the unpaid Principal from the issue date of the Note at a rate of 12% per annum until the Loan is repaid in full. Interest will be calculated and accrued monthly in arrears and will be payable to the Lender monthly (except as to such amounts as were converted by Lender as future interest under Section 4 and is therefore deemed already paid), within 15 days following the end of each calendar month until the earlier of (i) the Maturity Date, (ii) the date the Loan is repaid in full, or (iii) the Principal and interest are converted to Borrower's common stock pursuant to section 4.

      3.4   REPAYMENT OF THE LOAN

Subject to conversion pursuant to section 4, the Borrower will repay the Principal and any accrued but unpaid interest to the Borrower on or before the Maturity Date.

      3.5   PREPAYMENT OF LOAN

The Borrower may prepay the Principal and interest outstanding under the Loan without penalty, bonus or charges.

4.    CONVERSION OF THE LOAN

      4.1   CONVERSION

At any time, and from time to time, prior to the Maturity Date, the Lender may elect, by providing to Borrower a written notice in the form of SCHEDULE C, attached hereto (the "Conversion Notice"), to convert all or any portion of the then-outstanding Principal, accrued but unpaid interest, and/or up to six months future interest (the aggregate amount thereof being the "Conversion Amount") as of the date of such Conversion Notice (the "Conversion Date").

      4.2   ISSUANCE OF CONVERSION SHARES

Within 15 days of receipt of a properly completed Conversion Notice, the Borrower will issue Conversion Shares to the Lender in an amount equal to a fraction, the numerator of which is the Conversion Amount to be converted and the denominator of which is the Conversion Price. All Conversion Shares so issued shall be deemed to have been issued as fully paid and non-assessable at a price equal to the Conversion Price.

      4.3   LEGEND

This Agreement, and any Conversion Shares, Conversion Warrants and shares received on the exercise of Conversion Warrants (collectively, the "Securities) shall bear such form of restrictive legends as may be necessary, as determined by Borrower in Borrower's reasonable discretion, to comply with applicable laws or regulations of any stock exchange or other applicable authority, including but not limited to the following legend:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR
      (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.

      4.4   CONVERSION DISCHARGES THE BORROWER

Conversion of Principal and interest in accordance herewith shall operate to discharge the Borrower's obligations with respect to repayment of the Principal amount and interest so converted, provided that delivery of the appropriate number of Conversion Shares issued upon such conversion is made by the Borrower. The Borrower shall not be bound to enquire into the title of the Lender, save as ordered by a court of competent jurisdiction or as required by statute. The Borrower shall not be bound to see to the execution of any trust affecting the ownership of the Note(s) surrendered in connection with any conversion of Principal and interest nor be charged with notice of any equity that may be subsisting in respect thereof, unless the Borrower has actual notice thereof.

      4.5   NO REQUIREMENT TO ISSUE FRACTIONAL SECURITIES

The Borrower shall not be required to issue fractions of securities upon any conversion of Principal and interest pursuant to this section 4. If any fractional interest in securities would be issuable upon the conversion of Principal and interest, the Borrower shall not be required to make any payment in lieu of delivering any certificates representing such fractional interest.

      4.6   CANCELLATION OF NOTES

Upon conversion of the Principal amount of the Loan in whole or in part pursuant to the provisions of this section 4, each Note representing the Principal converted shall be forthwith delivered to and cancelled by the Borrower.

      4.7   CONVERSION WARRANTS

Within 15 days of receipt of a properly completed Conversion Notice, the Borrower shall issue to the Lender warrants for the purchase of a number of shares of Borrower's common stock equal to 245% of the number of Conversion Shares received by the Lender for such conversion (the "Conversion Warrants"). The Conversion Warrants shall be exercisable until the sooner of (i) 5:00 PM Pacific Time on the third year anniversary of the Conversion Date or (ii) 5:00 PM Pacific Time on the Call Date (as defined in the certificates evidencing the Conversion Warrants. The Conversion Warrants for the purchase of a number of shares of Borrower's common stock equal to 50% of the number of Conversion Shares shall be evidenced by one or more warrant certificates substantially in the form of SCHEDULE B-1 attached hereto, with an exercise price of $0.22 per share. The Conversion Warrants for the purchase of a number of shares of Borrower's common stock equal to the remaining 50% of the number of Conversion Shares shall be evidenced by one or more warrant certificates substantially in the form of SCHEDULE B-2 attached hereto, with an exercise price of $0.24 per share.

5.    SECURITY FOR THE LOAN

The Borrower grants to the Lender, a security interest in the Collateral, as defined in SCHEDULE D attached hereto, to secure the payment of all of the indebtedness under the Notes. Lender acknowledges that the Borrower is selling secured convertible debentures to other parties and that its rights and priority to the Collateral are PARI PASSU with rights and priority to the Collateral provided to all other lenders who purchase secured convertible debentures from the Borrower in May 2007. The Borrower agrees to take all actions requested by the Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the lien granted hereunder, including, but not limited to, execution of financing statements.

6.    REPRESENTATIONS AND WARRANTIES

      6.1 The Borrower represents and warrants to the Lender as of the date hereof that:

            6.1.1 the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado;

            6.1.2 the Borrower has all requisite corporate power and authority to enter into this Agreement and to grant the Lender's Security and to carry out the obligations contemplated herein and therein;

            6.1.3 this Agreement and the Lender's Security have been duly and validly authorized, executed and delivered by the Borrower and are valid obligations of it; and

            6.1.4 no Event of Default and no event which, with the giving of notice or lapse of time would become an Event of Default, has occurred or is continuing.

      6.2 The Lender hereby represents and warrants to the Borrower, as of the date hereof, the following:

            6.2.1 the Lender has full power and capacity to enter into, execute and perform this Agreement, which Agreement, once executed by the Lender, shall be the valid and binding obligation of such party, enforceable against such party by any court of competent jurisdiction in accordance with its terms;

            6.2.2 the Lender is not bound by or subject to any contract, agreement, law, court order or judgment, administrative ruling, regulation or any other item which prohibits or restricts such party from entering into and performing this Agreement in accordance with its terms, or requiring the consent of any third party prior to the entry into or performance of this Agreement in accordance with its terms by such party;

            6.2.3 the Lender acknowledges that it is acquiring the Securities its own account, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; the Lender has no contract, undertaking, or arrangement with any person to sell, transfer, or otherwise dispose of the Securities (or any portion thereof hereby subscribed for), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

            6.2.4 the execution of this Agreement by the Lender is not the result of any form of General Solicitation or General Advertising (as used under Rule 502(c) promulgated under the Securities Act of 1933, as amended (the "Act"));

            6.2.5 the Lender hereby acknowledges that: (A) the offering of the Secured Convertible Debentures was made only through direct, personal communication between the Lender and the Borrower; (B) the Lender has had full access to material concerning the Borrower's planned business and operations, which material was furnished or made available to the Lender by officers or representatives of the Borrower, including the Borrower's SEC filings available on the SEC web site at www.sec.gov; (C) the Borrower has given the Lender the opportunity to ask any questions and obtain all additional information desired in order to verify or supplement the material so furnished; and (D) the Lender understands and acknowledges that purchasers of the Secured Convertible Debentures must be prepared to bear the economic risk of such investment for an indefinite period because of: (I) the heightened nature of the risks associated with an investment in the Borrower due to its status as a development stage company; (II) illiquidity of the Securities due to the fact that (1) the Securities have not been registered under the Act or any state securities act (nor passed upon by the SEC or any state securities commission), and (2) the Securities may not be registered or qualified by the Lender under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Securities cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and (3) substantial restrictions on transfer of the Securities, as may set forth by legend on the face or reverse side of every certificate evidencing the ownership of the Securities;

              6.2.6 the Lender is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act and as such term is defined under Canadian securities laws;

              6.2.7 the Lender is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S promulgated by the SEC. ("Regulation S");

              6.2.8 the Lender understands that the Borrower is the seller of the Securities and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement in the distribution of securities sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any persons in question;

              6.2.9 the Lender agrees that it will not, during the one-year distribution compliance period for the Securities, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person;

              6.2.10 the Lender acknowledges and understands that in the event the Securities are offered, sold or otherwise transferred by the Lender to a non-U.S. Person prior to the expiration of the applicable distribution compliance period, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

              6.2.11 the Lender shall not offer, sell or otherwise dispose of the Securities in the United States or to a U.S. Person unless (A) the Borrower has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the Act and the securities laws of all applicable states of the United States or (B) such securities have been registered with the SEC;

              6.2.12 the Lender has been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Conversion Shares, and with a tax advisor regarding the tax consequences of purchasing such Conversion Shares; and

              6.2.13 the Lender understands that this is a separately negotiated
                     Agreement and that other investors are purchasing secured convertible debentures on terms different from the Lender, as disclosed to the Lender by a letter from the Borrower dated May 30, 2007, receipt of which is acknowledged by the Lender.

7.    COVENANTS OF THE BORROWER

      7.1   POSITIVE COVENANTS

The Borrower covenants and agrees with the Lender that, at all times during the currency of this Agreement, it will:

            7.1.1 pay the principal sum, interest and all other monies required to be paid to the Lender pursuant to this Agreement in the manner set forth herein;

            7.1.2 duly observe and perform each and every of its covenants and agreements set forth in this Agreement and the Lender's Security;

            7.1.3 provide the Lender with immediate notice of any Event of Default;

            7.1.4 do all things necessary to obtain and maintain the Lender's Security in good standing and make payment of all fees and charges in respect thereto; and

            7.1.5 reimburse the Lender for all fees and charges reasonably incurred by the Lender in respect of maintaining or reviewing the Lender's Security.

      7.2   NEGATIVE COVENANTS

The Borrower covenants and agrees with the Lender that, except as otherwise set out herein or in the Lender's Security, at all times while the Principal remains outstanding, unless it has received the prior written consent of the Lender to do so (which consent shall not be unreasonably withheld, conditioned or delayed), it will not:

            7.2.1 enter into any agreement, or initiate any corporate or other proceedings, that may adversely affect the Lender's Security;

            7.2.2 sell, lease, assign, transfer or otherwise dispose of any of its assets except in the ordinary course of business; or

            7.2.3    make a fundamental change in the nature of its business.

8.    EVENT OF DEFAULT

      8.1   DEFINITION OF EVENT OF DEFAULT

The principal balance of the Loan, costs and any other money owing to the Lender under this Agreement will immediately become payable upon written demand by the Lender in any of the following events, unless otherwise waived in writing by the
Lender:

            8.1.1 if the Borrower defaults in any payment when due under this Agreement;

            8.1.2 if the Borrower commits any default under any of the Lender's Security;

            8.1.3 if the Borrower becomes insolvent or makes a general assignment for the benefit of its creditors, or if any order is made or an effective resolution is passed for the winding-up of the Borrower or if the Borrower is declared bankrupt or if a custodian or receiver is appointed for the Borrower under the applicable bankruptcy or insolvency legislation, or if a compromise or arrangement is proposed by the Borrower to its creditors or any class of its creditors, or if a receiver or other officer with like powers is appointed for the Borrower; or

            8.1.4 if the Borrower defaults in observing or performing any other covenant or agreement of this Agreement on its part to be observed or performed and such default has continued for a period of 14 days after notice in writing has been given by the Lender to the Borrower specifying the default.

      8.2   RIGHTS AND REMEDIES OF THE LENDER

Upon the occurrence of an Event of Default and at any time thereafter:

            8.2.1 the Lender may exercise any or all rights and remedies available to the Lender whether available under this Agreement, the Lender's Security or available at law or in equity, provided always that the Lender acts in a commercially reasonable manner in exercising such rights; and

            8.2.2 the Lender will have the right, but not the obligation, to inform any creditor of the Borrower of any Event of Default by the Borrower.

9.    GENERAL

      9.1   WAIVER OR MODIFICATION

No failure on the part of the Lender in exercising any power or right hereunder will operate as a waiver of the power or right nor will any single or partial exercise of such right or power preclude exercise of any other right or power hereunder. No amendment, modification or waiver of any condition of this Agreement or consent to any departure by the Borrower therefrom will be effective unless it is in writing signed by the Lender. No notice to or demand on the Borrower will entitle the Borrower to any other further notice or demand in similar or other circumstances unless specifically provided for in this Agreement.

      9.2   TIME

Time is of the essence of this Agreement.

      9.3   FURTHER ASSURANCES

The parties to this Agreement will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement.

      9.4   ASSIGNMENT

The Borrower may not assign this Agreement or its interest herein or any part hereof except with the prior written consent of the Lender. The Lender may assign the Loan, this Agreement, or the Lender's Security or its interest in the Loan, this Agreement, or the Lender's Security or any part thereof upon ten days' written notice to the Borrower and provided that the assignee agrees to be bound by the terms of this Agreement and the Lender's Security to the extent of such assignment.

10.   NOTICES

All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 10:

      If to Borrower:                   Reclamation Consulting &
                                        Applications, Inc.
                                        940 Calle Amanecer, Suite E
                                        San Clemente, CA 92673
                                        Attn: Mr. Gordon W. Davies
                                              President

      With a copy (which shall
      not constitute notice) to:        August Law Group, P.C.
                                        19200 Von Karman, Suite 900
                                        Irvine, California  92614
                                        Attn: Kenneth S. August, Esquire
                                              President

      If to Lender:                     Paul Hughes
                                        7288 Beechwood Street
                                        Vancouver, B.C., Canada, V6P 5V4

      With a copy (which shall
      not constitute notice) to:        Calvin Patterson
                                        Barrister & Solicitor
                                        Suite 107 - 20644 Eastleigh Crescent
                                        Langley, B.C., Canada, V3A 4C4
                                        Telephone: (604) 533-4708
                                        Facsimile: (604) 533-4758
                                        E-mail: cp-law@telus.net

11.   AMENDMENTS

This Agreement may be amended, waived, discharged or terminated only with the agreement of the party against whom enforcement of the amendment, waiver, discharge or termination is sought and only in writing signed by both parties to this agreement.

12.   COUNTERPART AND FAX EXECUTION

This Agreement may be executed in two or more counterparts and by fax transmission, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the date given above.


                      [SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the parties hereto have executed this Secured Convertible Debenture as of the date first written above.


LENDER

PAUL HUGHES

/s/ Paul Hughes
---------------------------------

BORROWER

RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation

/s/ Gordon W. Davies
---------------------------------
By: Gordon W. Davies
Its: President

                                   SCHEDULE A
                                   ----------

                        to Secured Convertible Debenture.

--------------------------------------------------------------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.



                                 PROMISSORY NOTE



$[_______]                                                          MAY 30, 2007


This Promissory Note is being issued pursuant to a Secured Convertible Debenture dated for reference May 30, 2007 between [BORROWER NAME] and Reclamation Consulting and Applications, Inc. (the "Secured Convertible Debenture")

FOR VALUE RECEIVED, Reclamation Consulting and Applications, Inc. (the "Borrower"), of 940 Calle Amanecer, Suite E, San Clemente, CA 92673, PROMISES TO PAY on November 29, 2008, or on demand in accordance with the terms of the Secured Convertible Debenture, to the order of [BORROWER NAME] (the "Lender"), [ADDRESS], the sum of $[________] (the "Principal") with simple interest at the rate of 12% per annum, calculated and accrued monthly in arrears, both before and after the time payment is due and until actual payment, and payable in accordance with the Secured Convertible Debenture.

The obligations of the Borrower to pay the Principal to the Lender will terminate if and to the extent that the Principal and interest are converted in accordance with section 4 of the Secured Convertible.

The Borrower waives presentment for payment, notice of protest and notice of non-payment.

The Borrower may prepay the Principal and interest outstanding under the Secured Convertible Debenture without penalty, bonus or charges.

                                Reclamation Consulting and Applications, Inc a Colorado corporation


                                /s/ Gordon W. Davies
                                ------------------------------------------------
                                By: Gordon W. Davies
                                Its: President

                                  SCHEDULE B-1
                                  ------------

                        to Secured Convertible Debenture

--------------------------------------------------------------------------------

                               WARRANT CERTIFICATE
                               -------------------


No. _____________                                  ____________________ Warrants


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.


                                WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, ____________________________, (the "HOLDER"), is the owner of warrants (the "WARRANTS") for the purchase of up to an aggregate of ___________________________ shares of validly-issued, fully-paid and non-assessable common stock of RECLAMATION CONSULTING AND APPLICATIONS, INC., a corporation organized and existing under the laws of the State of Colorado (the "CORPORATION"). Such purchase may be made at any time, and from time to time, prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with a written notice in the form of ATTACHMENT 1, attached hereto, signed by the Holder stating the number of shares of Common Stock with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by payment of the Exercise Price (as hereinafter defined) for each Warrant exercised (the "PURCHASE PRICE") in lawful money of the United States of America in cash or by official bank or certified check made payable to RECLAMATION CONSULTING AND APPLICATIONS, INC. The Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of the Warrants are subject to modification or adjustment as set forth herein. The Warrants represented by this Warrant Certificate have been issued by the Corporation in connection with the Secured Convertible Debenture, dated May 30, 2007, by and between the Corporation and the Holder.

SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

            (a) "ADJUSTED PURCHASE PRICE" shall have the meaning given to it in Section 5 of this Certificate.

            (b) "CALL NOTICE" shall have the meaning given to it in Section 9 of this Certificate.

            (c) "CALL PRICE" shall have the meaning given to it in Section 9 of this Certificate.

            (d)   "CHANGE OF SHARES" shall have the meaning given to it in
                  Section 5 of this Certificate.

            (e) "CORPORATE OFFICE" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 940 Calle Amanecer, Suite E, San Clemente, CA 92673.

            (f) "EXERCISE DATE" shall mean, as to any Warrant, the date on which the Corporation shall have received both (i) this Warrant Certificate, together with a written notice of exercise in accordance herewith, duly executed by the Holder hereof, or his attorney duly authorized in writing, and indicating that the Holder is thereby exercising such Warrant(s), and (ii) payment by wire transfer, or by official bank or certified check made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price for such Warrant(s).

            (g) "EXERCISE PERIOD" shall mean the period commencing on [DATE], and shall expire at 5:00 P.M. (Pacific Time), on [DATE PRIOR TO THIRD YEAR ANNIVERSARY].

            (h) "EXERCISE PRICE" shall mean, as to any Warrant, the price at which a Warrant may be exercised for the purchase of Warrant Shares, which shall be $0.22.

            (i) "EXPIRATION DATE" shall mean 5:00 P.M. (Pacific Time) on last day of the Exercise Period. If such date shall be a holiday or a day on which banks are authorized to be closed in the State of California, then the Expiration Date shall mean 5:00 P.M. (Pacific Time) of the next consecutive day which does not fall on a holiday or a day on which banks are authorized to be closed in the State of California.

            (j) "HOLDER" shall mean, as to any Warrant and as of any particular date, the person in whose name the Warrant Certificate representing such Warrant is registered as of that date on the Warrant Register maintained by the Corporation.

            (k) "COMMON STOCK" shall mean the common stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage.

            (L) "PURCHASE PRICE" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be the Exercise Price, subject to adjustment from time to time pursuant to the provisions of
                  Section 5 hereof.

            (m) "SECURITIES ACT" shall mean the Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted or adopted pursuant thereto.

            (n) "WARRANTS" shall mean the Warrants represented by this Warrant Certificate.

            (o) "WARRANT CERTIFICATE" shall mean any certificate representing Warrants, and "THIS CERTIFICATE" shall mean they warrant Certificate issued to the Holder identification on the first page hereof.

            (p) "WARRANT REGISTRY" means the official record maintained by the Corporation in which are recorded, with respect to each Warrant Certificate issued by the Corporation: the date of issuance, the name and address of the original Holder, the name and address of each subsequent transferee of such original Holder, and the number identifying, such Warrant Certificate.

            (q) "WARRANT SHARES" shall have the meaning given to it in Section 2 of this Certificate.

SECTION 2.  EXERCISE OF WARRANTS.

            (a) Each Warrant evidenced hereby may be exercised by the Holder upon the terms and subject to the conditions set forth herein prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined). A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive shares of restricted common stock of the Corporation deliverable upon such exercise shall be treated for all purposes as the Holder of a Warrant Share upon the exercise of the applicable Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten
                  (10) business days after, the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates evidencing the issuance to such Holder of the applicable number of Warrant Shares (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holder). Notwithstanding the foregoing sentence, in the event that any registration or qualification (or filing for exemption from any such requirements) is required prior to the issuance of such Warrant Shares by the Corporation in accordance with Section 3(b) below, then the obligation to deliver any such certificates shall arise only upon completion of such requirements and at such time as the Corporation may lawfully do so.

            (b) Upon the exercise of the Warrants represented hereby, if the Corporation so requests, the Holder shall certify to the Corporation that it is not exercising such Warrants with a view to distribute the Warrant Shares in violation of the Securities Act, and shall provide such other investor representations as the Corporation may require to confirm the ability of the Corporation to rely upon the exemption from registration under the Securities Act which applies to the distribution of Warrant Shares at the time of such distribution.

SECTION 3.  RESERVATION OF SHARES; TAXES; ETC.

            (a) The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of Warrant Shares as shall then be issuable upon the exercise of all Warrants then outstanding. The Corporation covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Corporation shall promptly pay or discharge, or any liens created thereon by the Holder thereof and/or any predecessor of such Holder).

            (b) The Corporation shall not be obligated to deliver any Warrant Shares pursuant to the exercise of the Warrants represented hereby unless and until a registration statement under the Securities Act and/or under any applicable state securities laws and regulations, with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Corporation covenants that if any Warrant Shares reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal or state securities law before such securities may be validly issued or delivered upon such exercise, then the Corporation will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. However, in the event that this Warrant Certificate represents Warrants which have been transferred by an initial holder thereof, the Warrants represented hereby may not be exercised by, nor shares of Common Stock issued to, the Holder hereof in any state in which such exercise and issuance would be unlawful.

            (c) The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder hereof, then no such delivery shall be made unless the person requesting the same has paid to the Corporation the amount of transfer taxes or charges incident thereto, if any.

SECTION 4. LOSS OR MUTILATION. Upon receipt by the Corporation of evidence satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of, this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants as was indicated to be outstanding on the prior lost or mutilated Warrant Certificate (provided, however, that to the extent that any discrepancy may exist between the number of Warrants purported to be outstanding in respect of any Holder as evidenced by a Warrant Certificate that has been lost or mutilated and the number attributable to such Holder in the Warrant Registry, then the Warrant Registry shall control for all purposes, absent a showing of manifest error. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an affidavit to the Corporation in the form prescribed thereby and signed by (and notarized on behalf of) such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION 5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES OR
            WARRANTS.

            (a) Subject to the provisions of this Warrant Certificate and applicable law, in the event the Corporation shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "CHANGE OF SHARES"), then, and thereafter upon each further Change of Shares, the Purchase Price and the Call Price in effect immediately prior to such Change of Shares shall be reduced, but in no event increased, to a price (the "ADJUSTED PURCHASE Price") determined by multiplying the Purchase Price in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received by the Corporation would purchase at such Purchase Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment to the Purchase Price shall be made successively whenever an issuance is made after a Change of Shares has occurred.

                  Upon each adjustment of the Purchase Price pursuant to this
                  Section 5(a), the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall become (subject to the provisions contained in Section 5(b) hereof) such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the applicable Adjusted Purchase Price (rounded to the nearest whole number of shares). No fractional shares shall be issued or called for as a result of any adjustment made hereunder.

            (b) The Corporation may elect, at its sole discretion, upon any adjustment of the Purchase Price hereunder, to adjust the number of Warrants outstanding, in lieu of adjustment of the number of Warrant Shares purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one Warrant Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Adjusted Purchase Price. Upon each adjustment of the number of Warrants pursuant to this Section 5(b), the Corporation shall, as promptly as practicable, cause to be distributed to each Holder of Warrant Certificates, on the date of such adjustment, Warrant Certificates evidencing the adjusted number of Warrants to which such Holder shall be entitled as a result of such adjustment or, at the sole option of the Corporation, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment, and upon surrender thereof, (if required by the Corporation) new Warrant Certificates evidencing the aggregate number of Warrants to which such Holder shall be entitled after such adjustment.

            (c) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of all, or substantially all, of the property of the Corporation (other than a sale/leaseback, mortgage or other financing transaction), the Corporation shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of Warrant Shares that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 upon a Change of Shares. The Corporation shall not effect any such consolidation, merger or sale without the written consent of Holders of a majority of the Warrants then outstanding, unless prior to or simultaneously with the consummation thereof the successor (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Corporation, the obligation to deliver to the holder of each Warrant such substitute warrants, shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase, and the other obligations of the Corporation set out in this Certificate. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (d) Irrespective of any adjustments or changes in the Purchase Price or the number of Warrant Shares purchasable upon exercise of the Warrants, all Warrant Certificates issued (whether prior to or subsequent to any event causing an adjustment thereof) shall continue to express the Purchase Price per share, and the number of shares purchasable thereunder as originally expressed in the Warrant Certificate initially issued to any Holder.

            (e)   After each adjustment of the Purchase Price pursuant to this
                  Section 5, the Corporation will promptly prepare a certificate signed by the Chairman or Chief Executive Officer, and attested by the Secretary or an Assistant Secretary, of the Corporation setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment or, if the Corporation shall have elected to adjust the number of Warrants, the number of Warrants to which the Holder of each Warrant shall then be entitled, and (iii) a brief statement of the facts accounting for such adjustment. The Corporation will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Holder of Warrants at his or her last address as it shall appear on the registry books of the Corporation. No failure to mail such notice nor any defect therein nor in the mailing thereof shall affect the validity thereof. The affidavit of the Secretary or an Assistant Secretary of the Corporation that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (f) As used in this Section 5, references to "Common Stock" shall mean and include all of the Corporation's Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Corporation; provided, however, that "Warrant Shares" shall include only shares of such class designated in the Corporation's Certificate of Incorporation as Common Stock on the date hereof or (i) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 5(c) hereof, the stock, securities or property provided for in such section, or (ii) in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

            (g) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to this Section 5, or as to the amount of any such adjustment, if required, shall be binding upon all holders of Warrants and the Corporation if made in good faith by the Board of Directors of the Corporation. For purposes of this Section 5(g), the Corporation's Board of Directors shall be deemed to have acted in good faith if it makes any such decision in reliance upon advice of its legal counsel and/or another independent professional hired to advise the Board on such matters.

SECTION 6.  RESTRICTIVE LEGEND.

            (a) Except as otherwise provided in this Section 6, each Warrant Certificate and each certificate evidencing the issuance of Warrant Shares (whether issued in the name of the original Holder of this Certificate or of any subsequent transferee thereof), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT."

            (b) Each certificate evidencing the issuance of Warrant Shares and each Warrant Certificate, Warrant Shares may also bear such other restrictive legends as may be necessary to apply with applicable law in the Corporation's reasonable discretion. The legend requirements of Sections 6(a) above shall terminate as to any particular Warrant or Warrant Share: (i) when and so long as such security shall have been effectively registered under the Securities Act and is disposed of pursuant thereto; or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act. Whenever the legend requirements imposed by this Section 6 shall terminate as to any Warrant Share, as hereinabove provided, the Holder hereof shall be entitled to receive from the Corporation, at the Corporation's expense, a new certificate representing such Warrant Shares and not bearing the restrictive legend set forth in Section 6(a).

SECTION 7. RIGHTS OF ACTION. All rights of action with respect to the Warrants are vested in the Holders of the Warrants, and any Holder of a Warrant, without consent of the holder of any other Warrant, may, in such Holder's own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of Warrant Shares in the manner provided in this Warrant Certificate.

SECTION 8. AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by his or her acceptance thereof, consents and agrees with the Corporation and every other holder of a Warrant that:

            (a) The Warrant Registry shall be maintained by the Corporation's Secretary, and shall be the official register of all Warrants issued to any person in the Offering. The Warrant Registry shall be dispositive as to the issuance, ownership, transfer and other aspects of each Warrant issued by the Corporation which are recorded therein and, absent manifest error, such records shall control for all purposes.

            (b) The Warrants are transferable only on the Warrant Registry by the Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the Corporate Office of the Corporation, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Corporation in its sole discretion, together with payment of the amount of any applicable transfer taxes; and

            (c) The Corporation may deem and treat the person in whose name the Warrant Certificate is registered on the Warrant Registry as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in this Certificate.

SECTION 9. CALL RIGHT. Subject to the provisions of this Section 9, at any time following the date on which the closing price of the Corporation's common stock on the OTC Bulletin Board (or on such other over-the-counter market or stock exchange on which the Corporation's stock may then be traded) has equaled or exceeded $0.80 per share for 20 consecutive trading days (the" CALL PRICE") as such price may be adjusted from time to time pursuant to Section 5, the Company may call for cancellation of the portion or all of this Warrant which the Holder has not exercised prior to 5:00 p.m. Pacific Time on the Call Date (as defined below). To exercise this right, the Corporation must deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating therein that this Warrant shall be cancelled. This Warrant shall be cancelled at 5:00 p.m. Pacific Time on the 45th day after the date the Call Notice is sent to Holder.

SECTION 10. MODIFICATION OF WARRANTS. Other than with respect to any adjustment made by the Corporation in accordance with the provisions of Section 10 hereof, this Certificate may only be modified, supplemented or altered by the Corporation, and only with the consent in writing of the Holders of Warrants representing greater than fifty percent (50%) of the total Warrants then outstanding as may have been issued by the Corporation pursuant to the conversion of outstanding balances under Secured Convertible Debentures executed in May 2007; provided, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the acceleration of the Exercise Date, shall be made without the consent in writing of the Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Certificate as originally executed or are made in compliance with applicable law.

SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such Holder as shown on the Warrant Registry maintained by the Corporation; and if to the Corporation, addressed as set forth below, or at such other address as may be designated by the Corporation from time to time in accordance with this Section 11.

            If to the Corporation:              Reclamation Consulting &
                                                Applications, Inc.
                                                940 Calle Amanecer, Suite E
                                                San Clemente, CA 92673
                                                Attn: Mr. Gordon W. Davies
                                                      President

            With a copy (which shall
            not constitute notice) to:          August Law Group, P.C.
                                                19200 Von Karman, Suite 900
                                                Irvine, California  92614
                                                Attn: Kenneth S. August, Esquire
                                                      President

SECTION 12. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

SECTION 13. ENTIRE UNDERSTANDING. This Certificate contains the entire understanding among the Corporation and the Holder relating to the subject matter covered herein, and merges all prior discussions, negotiations and agreements, if any between them. Neither of the parties to this agreement shall be bound by any representations, warranties, covenants, or other understandings relating to such subject matter, other than as expressly provided for or referred to herein.


      IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized, as of the date set forth below.

Date:    ___________


RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation

/s/ Gordon W. Davies
------------------------------------
By: Gordon W. Davies
Its: President

                                  ATTACHMENT 1
                                  ------------

                               TO WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK


                               NOTICE OF EXERCISE


TO:  RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to purchase ____________ shares of Company common stock, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that the warrant is not being exercised for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



---------------------------------              ---------------------------------
(Date)                                         (Name of Warrant Holder)



                                        By:
                                               ---------------------------------


                                        Title:
                                               ---------------------------------
                                               (Name of purchaser, and title and
                                               signature of authorized person)

                                  SCHEDULE B-2
                                  ------------

                        to Secured Convertible Debenture

--------------------------------------------------------------------------------

                               WARRANT CERTIFICATE
                               -------------------


No. ________                                            _______________ Warrants


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT.


                                WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED, ____________________________, (the "HOLDER"), is the owner of warrants (the "WARRANTS") for the purchase of up to an aggregate of ___________________________ shares of validly-issued, fully-paid and non-assessable common stock of RECLAMATION CONSULTING AND APPLICATIONS, INC., a corporation organized and existing under the laws of the State of Colorado (the "CORPORATION"). Such purchase may be made at any time, and from time to time, prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with a written notice in the form of Attachment 1, attached hereto, signed by the Holder stating the number of shares of Common Stock with respect to which such exercise is being made, at the principal corporate address of the Corporation, accompanied by payment of the Exercise Price (as hereinafter defined) for each Warrant exercised (the "PURCHASE PRICE") in lawful money of the United States of America in cash or by official bank or certified check made payable to RECLAMATION CONSULTING AND APPLICATIONS, INC. The Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of the Warrants are subject to modification or adjustment as set forth herein. The Warrants represented by this Warrant Certificate have been issued by the Corporation in connection with the Secured Convertible Debenture, dated May 30, 2007, by and between the Corporation and the Holder.

SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

            (a) "ADJUSTED PURCHASE PRICE" shall have the meaning given to it in Section 5 of this Certificate.

            (b) "CALL NOTICE" shall have the meaning given to it in Section 9 of this Certificate.

            (c) "CALL PRICE" shall have the meaning given to it in Section 9 of this Certificate.

            (d)   "CHANGE OF SHARES" shall have the meaning given to it in
                  Section 5 of this Certificate.

            (e) "CORPORATE OFFICE" shall mean the office of the Corporation at which, at any particular time, its principal business shall be administered, which office is currently located at 940 Calle Amanecer, Suite E, San Clemente, CA 92673.

            (f) "EXERCISE DATE" shall mean, as to any Warrant, the date on which the Corporation shall have received both (i) this Warrant Certificate, together with a written notice of exercise in accordance herewith, duly executed by the Holder hereof, or his attorney duly authorized in writing, and indicating that the Holder is thereby exercising such Warrant(s), and (ii) payment by wire transfer, or by official bank or certified check made payable to the Corporation, of an amount in lawful money of the United States of America equal to the applicable Purchase Price for such Warrant(s).

            (g) "EXERCISE PERIOD" shall mean the period commencing on [DATE], and shall expire at 5:00 P.M. (Pacific Time), on [DATE PRIOR TO THIRD YEAR ANNIVERSARY].

            (h) "EXERCISE PRICE" shall mean, as to any Warrant, the price at which a Warrant may be exercised for the purchase of Warrant Shares, which shall be $0.24.

            (i) "EXPIRATION DATE" shall mean 5:00 P.M. (Pacific Time) on last day of the Exercise Period. If such date shall be a holiday or a day on which banks are authorized to be closed in the State of California, then the Expiration Date shall mean 5:00 P.M. (Pacific Time) of the next consecutive day which does not fall on a holiday or a day on which banks are authorized to be closed in the State of California.

            (j) "HOLDER" shall mean, as to any Warrant and as of any particular date, the person in whose name the Warrant Certificate representing such Warrant is registered as of that date on the Warrant Register maintained by the Corporation.

            (k) "COMMON STOCK" shall mean the common stock of the Corporation, which has the right to participate in the distribution of earnings and assets of the Corporation without limit as to amount or percentage.

            (L) "PURCHASE PRICE" shall mean the purchase price to be paid upon exercise of each Warrant hereunder in accordance with the terms hereof, which price shall be the Exercise Price, subject to adjustment from time to time pursuant to the provisions of
                  Section 5 hereof.

            (m) "SECURITIES ACT" shall mean the Securities Act of 1933, and any amendments or modifications, or successor legislation, thereto adopted, and all regulations, rules or other laws enacted or adopted pursuant thereto.

            (n) "WARRANTS" shall mean the Warrants represented by this Warrant Certificate.

            (o) "WARRANT CERTIFICATE" shall mean any certificate representing Warrants, and "THIS CERTIFICATE" shall mean they warrant Certificate issued to the Holder identification on the first page hereof.

            (p) "WARRANT REGISTRY" means the official record maintained by the Corporation in which are recorded, with respect to each Warrant Certificate issued by the Corporation: the date of issuance, the name and address of the original Holder, the name and address of each subsequent transferee of such original Holder, and the number identifying, such Warrant Certificate.

            (q) "WARRANT SHARES" shall have the meaning given to it in Section 2 of this Certificate.

SECTION 2.  EXERCISE OF WARRANTS.

            (a) Each Warrant evidenced hereby may be exercised by the Holder upon the terms and subject to the conditions set forth herein prior to the sooner of 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined) or 5:00 p.m. on any Call Date (as hereinafter defined). A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive shares of restricted common stock of the Corporation deliverable upon such exercise shall be treated for all purposes as the Holder of a Warrant Share upon the exercise of the applicable Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within ten
                  (10) business days after, the date on which the Corporation first receives clearance of all funds received in payment of the Purchase Price pursuant to this Warrant Certificate, the Corporation shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates evidencing the issuance to such Holder of the applicable number of Warrant Shares (plus a Warrant Certificate for any remaining issued but unexercised Warrants of the Holder). Notwithstanding the foregoing sentence, in the event that any registration or qualification (or filing for exemption from any such requirements) is required prior to the issuance of such Warrant Shares by the Corporation in accordance with Section 3(b) below, then the obligation to deliver any such certificates shall arise only upon completion of such requirements and at such time as the Corporation may lawfully do so.

            (b) Upon the exercise of the Warrants represented hereby, if the Corporation so requests, the Holder shall certify to the Corporation that it is not exercising such Warrants with a view to distribute the Warrant Shares in violation of the Securities Act, and shall provide such other investor representations as the Corporation may require to confirm the ability of the Corporation to rely upon the exemption from registration under the Securities Act which applies to the distribution of Warrant Shares at the time of such distribution.

SECTION 3.  RESERVATION OF SHARES; TAXES; ETC.

            (a) The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the valid exercise of Warrants, such number of Warrant Shares as shall then be issuable upon the exercise of all Warrants then outstanding. The Corporation covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully-paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof (other than those which the Corporation shall promptly pay or discharge, or any liens created thereon by the Holder thereof and/or any predecessor of such Holder).

            (b) The Corporation shall not be obligated to deliver any Warrant Shares pursuant to the exercise of the Warrants represented hereby unless and until a registration statement under the Securities Act and/or under any applicable state securities laws and regulations, with respect to such securities is effective, or an exemption from such registration is available to the Corporation at the time of such exercise. The Corporation covenants that if any Warrant Shares reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal or state securities law before such securities may be validly issued or delivered upon such exercise, then the Corporation will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. However, in the event that this Warrant Certificate represents Warrants which have been transferred by an initial holder thereof, the Warrants represented hereby may not be exercised by, nor shares of Common Stock issued to, the Holder hereof in any state in which such exercise and issuance would be unlawful.

            (c) The Corporation shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder hereof, then no such delivery shall be made unless the person requesting the same has paid to the Corporation the amount of transfer taxes or charges incident thereto, if any.

SECTION 4. LOSS OR MUTILATION. Upon receipt by the Corporation of evidence satisfactory to it of the ownership of, and loss, theft, destruction or mutilation of, this Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to the Corporation, and (in the case of mutilation) upon surrender and cancellation thereof, the Corporation shall execute and deliver to the Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants as was indicated to be outstanding on the prior lost or mutilated Warrant Certificate (provided, however, that to the extent that any discrepancy may exist between the number of Warrants purported to be outstanding in respect of any Holder as evidenced by a Warrant Certificate that has been lost or mutilated and the number attributable to such Holder in the Warrant Registry, then the Warrant Registry shall control for all purposes, absent a showing of manifest error. Each Holder requesting a substitute Warrant Certificate due to loss, theft or destruction shall, prior to receiving such substitute certificate, provide an affidavit to the Corporation in the form prescribed thereby and signed by (and notarized on behalf of) such Holder. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Corporation may prescribe.

SECTION 5.  ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF WARRANT SHARES OR
            WARRANTS.

            (a) Subject to the provisions of this Warrant Certificate and applicable law, in the event the Corporation shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "CHANGE OF SHARES"), then, and thereafter upon each further Change of Shares, the Purchase Price and the Call Price in effect immediately prior to such Change of Shares shall be reduced, but in no event increased, to a price (the "ADJUSTED PURCHASE Price") determined by multiplying the Purchase Price in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received by the Corporation would purchase at such Purchase Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment to the Purchase Price shall be made successively whenever an issuance is made after a Change of Shares has occurred.

                  Upon each adjustment of the Purchase Price pursuant to this
                  Section 5(a), the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall become (subject to the provisions contained in Section 5(b) hereof) such number of shares (calculated to the nearest tenth) purchasable at the Purchase Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the applicable Adjusted Purchase Price (rounded to the nearest whole number of shares). No fractional shares shall be issued or called for as a result of any adjustment made hereunder.

            (b) The Corporation may elect, at its sole discretion, upon any adjustment of the Purchase Price hereunder, to adjust the number of Warrants outstanding, in lieu of adjustment of the number of Warrant Shares purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one Warrant Share. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Adjusted Purchase Price. Upon each adjustment of the number of Warrants pursuant to this Section 5(b), the Corporation shall, as promptly as practicable, cause to be distributed to each Holder of Warrant Certificates, on the date of such adjustment, Warrant Certificates evidencing the adjusted number of Warrants to which such Holder shall be entitled as a result of such adjustment or, at the sole option of the Corporation, cause to be distributed to such Holder in substitution and replacement for the Warrant Certificates held by him prior to the date of adjustment, and upon surrender thereof, (if required by the Corporation) new Warrant Certificates evidencing the aggregate number of Warrants to which such Holder shall be entitled after such adjustment.

            (c) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of all, or substantially all, of the property of the Corporation (other than a sale/leaseback, mortgage or other financing transaction), the Corporation shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of Warrant Shares that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5 upon a Change of Shares. The Corporation shall not effect any such consolidation, merger or sale without the written consent of Holders of a majority of the Warrants then outstanding, unless prior to or simultaneously with the consummation thereof the successor (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Corporation, the obligation to deliver to the holder of each Warrant such substitute warrants, shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holders may be entitled to purchase, and the other obligations of the Corporation set out in this Certificate. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

            (d) Irrespective of any adjustments or changes in the Purchase Price or the number of Warrant Shares purchasable upon exercise of the Warrants, all Warrant Certificates issued (whether prior to or subsequent to any event causing an adjustment thereof) shall continue to express the Purchase Price per share, and the number of shares purchasable thereunder as originally expressed in the Warrant Certificate initially issued to any Holder.

            (e)   After each adjustment of the Purchase Price pursuant to this
                  Section 5, the Corporation will promptly prepare a certificate signed by the Chairman or Chief Executive Officer, and attested by the Secretary or an Assistant Secretary, of the Corporation setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment or, if the Corporation shall have elected to adjust the number of Warrants, the number of Warrants to which the Holder of each Warrant shall then be entitled, and (iii) a brief statement of the facts accounting for such adjustment. The Corporation will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Holder of Warrants at his or her last address as it shall appear on the registry books of the Corporation. No failure to mail such notice nor any defect therein nor in the mailing thereof shall affect the validity thereof. The affidavit of the Secretary or an Assistant Secretary of the Corporation that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

            (f) As used in this Section 5, references to "Common Stock" shall mean and include all of the Corporation's Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Corporation; provided, however, that "Warrant Shares" shall include only shares of such class designated in the

                  Corporation's Certificate of Incorporation as Common Stock on the date hereof or (i) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 5(c) hereof, the stock, securities or property provided for in such section, or (ii) in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

            (g) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to this Section 5, or as to the amount of any such adjustment, if required, shall be binding upon all holders of Warrants and the Corporation if made in good faith by the Board of Directors of the Corporation. For purposes of this Section 5(g), the Corporation's Board of Directors shall be deemed to have acted in good faith if it makes any such decision in reliance upon advice of its legal counsel and/or another independent professional hired to advise the Board on such matters.

SECTION 6.  RESTRICTIVE LEGEND.

            (a) Except as otherwise provided in this Section 6, each Warrant Certificate and each certificate evidencing the issuance of Warrant Shares (whether issued in the name of the original Holder of this Certificate or of any subsequent transferee thereof), shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE ACT. "

            (b) Each certificate evidencing the issuance of Warrant Shares and each Warrant Certificate, Warrant Shares may also bear such other restrictive legends as may be necessary to apply with applicable law in the Corporation's reasonable discretion. The legend requirements of Sections 6(a) above shall terminate as to any particular Warrant or Warrant Share: (i) when and so long as such security shall have been effectively registered under the Securities Act and is disposed of pursuant thereto; or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be sold to the public without registration thereof under the Securities Act. Whenever the legend requirements imposed by this Section 6 shall terminate as to any Warrant Share, as hereinabove provided, the Holder hereof shall be entitled to receive from the Corporation, at the Corporation's expense, a new certificate representing such Warrant Shares and not bearing the restrictive legend set forth in Section 6(a).

SECTION 7. RIGHTS OF ACTION. All rights of action with respect to the Warrants are vested in the Holders of the Warrants, and any Holder of a Warrant, without consent of the holder of any other Warrant, may, in such Holder's own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of Warrant Shares in the manner provided in this Warrant Certificate.

SECTION 8. AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by his or her acceptance thereof, consents and agrees with the Corporation and every other holder of a Warrant that:

            (a) The Warrant Registry shall be maintained by the Corporation's Secretary, and shall be the official register of all Warrants issued to any person in the Offering. The Warrant Registry shall be dispositive as to the issuance, ownership, transfer and other aspects of each Warrant issued by the Corporation which are recorded therein and, absent manifest error, such records shall control for all purposes.

            (b) The Warrants are transferable only on the Warrant Registry by the Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the Corporate Office of the Corporation, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Corporation in its sole discretion, together with payment of the amount of any applicable transfer taxes; and

            (c) The Corporation may deem and treat the person in whose name the Warrant Certificate is registered on the Warrant Registry as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in this Certificate.

SECTION 9. CALL RIGHT. Subject to the provisions of this Section 9, at any time following the date on which the closing price of the Corporation's common stock on the OTC Bulletin Board (or on such other over-the-counter market or stock exchange on which the Corporation's stock may then be traded) has equaled or exceeded $0.80 per share for 20 consecutive trading days (the" CALL PRICE") as such price may be adjusted from time to time pursuant to Section 5, the Company may call for cancellation of the portion or all of this Warrant which the Holder has not exercised prior to 5:00 p.m. Pacific Time on the Call Date (as defined below). To exercise this right, the Corporation must deliver to the Holder an irrevocable written notice (a "CALL NOTICE"), indicating therein that this Warrant shall be cancelled. This Warrant shall be cancelled at 5:00 p.m. Pacific Time on the 45th day after the date the Call Notice is sent to Holder.

SECTION 10. MODIFICATION OF WARRANTS. Other than with respect to any adjustment made by the Corporation in accordance with the provisions of Section 10 hereof, this Certificate may only be modified, supplemented or altered by the Corporation, and only with the consent in writing of the Holders of Warrants representing greater than fifty percent (50%) of the total Warrants then outstanding as may have been issued by the Corporation pursuant to the conversion of outstanding balances under Secured Convertible Debentures executed in May 2007; provided, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the acceleration of the Exercise Date, shall be made without the consent in writing of the Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Certificate as originally executed or are made in compliance with applicable law.

SECTION 11. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Holder of a Warrant Certificate, at the address of such Holder as shown on the Warrant Registry maintained by the Corporation; and if to the Corporation, addressed as set forth below, or at such other address as may be designated by the Corporation from time to time in accordance with this Section 11.

            If to the Corporation:              Reclamation Consulting &
                                                Applications, Inc.
                                                940 Calle Amanecer, Suite E
                                                San Clemente, CA 92673
                                                Attn: Mr. Gordon W. Davies
                                                      President

            With a copy (which shall
            not constitute notice) to:          August Law Group, P.C.
                                                19200 Von Karman, Suite 900
                                                Irvine, California  92614
                                                Attn: Kenneth S. August, Esquire
                                                      President

SECTION 12. GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange.

SECTION 13. ENTIRE UNDERSTANDING. This Certificate contains the entire understanding among the Corporation and the Holder relating to the subject matter covered herein, and merges all prior discussions, negotiations and agreements, if any between them. Neither of the parties to this agreement shall be bound by any representations, warranties, covenants, or other understandings relating to such subject matter, other than as expressly provided for or referred to herein.


      IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be duly executed, manually or in facsimile, by two of its officers thereunto duly authorized, as of the date set forth below.

Date:    ___________


RECLAMATION CONSULTING AND APPLICATIONS, INC.
A Colorado corporation


/s/ Gordon W. Davies
------------------------------------
By: Gordon W. Davies
Its: President

                                  ATTACHMENT 1
                                  ------------

                               TO WARRANTS FOR THE
                            PURCHASE OF COMMON STOCK


                               NOTICE OF EXERCISE


TO:   RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to purchase ____________ shares of Company common stock, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that the warrant is not being exercised for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



---------------------------------              ---------------------------------
(Date)                                         (Name of Warrant Holder)



                                        By:
                                               ---------------------------------


                                        Title:
                                               ---------------------------------
                                               (Name of purchaser, and title and
                                               signature of authorized person)

                                   SCHEDULE C
                                   ----------

                                         to Secured Convertible Debenture



                                               NOTICE OF CONVERSION


TO:   RECLAMATION CONSULTING AND APPLICATIONS, INC. (the "Company")

1. The undersigned hereby elects to convert to Company common stock the amounts of outstanding Principal, unpaid accrued interest and/or future interest under the attached Secured Convertible Debenture and the attached Promissory Note(s), all pursuant to the terms of the Secured Convertible Debenture, in the amounts designated below:

      Principal:                 $_____________
      Accrued Interest:          $_____________
      Future Interest:           $_____________

2. The undersigned hereby certifies that it is not a U.S. Person (as defined by Rule 902 of the Securities Act of 1933, as amended) and that this conversion is not being effected for the account or benefit of or on behalf of a U.S. Person.

3. Please issue a certificate or certificates representing said shares of Company common stock in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)

                       ----------------------------------
                                    (Address)



---------------------------------              ---------------------------------
(Date)                                         (Name of Lender)



                                        By:
                                               ---------------------------------


                                        Title:
                                               ---------------------------------
                                               (Name of Lender, and title and
                                               signature of authorized person)

                                   SCHEDULE D
                                   ----------

                        to Secured Convertible Debenture

--------------------------------------------------------------------------------

                                   COLLATERAL


"Collateral" means all assets and property of the Borrower whatsoever and wheresoever located, together with all additions and accessions thereto and replacements therefor and all proceeds of the foregoing, including but not limited to real property, personal property, money, accounts, deposit accounts, chattel paper, documents, notes, drafts, instruments, goods, inventory, equipment, general intangibles, insurance proceeds, other tangible or intangible property received upon the sale or disposition of the foregoing, and any and all books and records, in whatever form or medium, that at any time evidence or contain information relating to any of the foregoing properties or interests in properties or are otherwise necessary or helpful in the collection thereof or realization thereon.